EXHIBIT 10.1.4

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 16, 2012, by and among JACK IN THE BOX INC., a Delaware corporation (the “Borrower”), the Guarantors, the banks and other financial institutions or entities party hereto (the “Consenting Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of June 29, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrower.

The Borrower has requested, and the Consenting Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by:

(i) adding the following new defined term in proper alphabetical order:

“‘Louisville Purchase’ means the purchase by a Credit Party from a franchisee of certain Qdoba concept restaurant units located in or around Louisville, Kentucky.”

(ii) amending the definition of “Acquisition” by adding the following additional proviso immediately before the period at the end of such definition:

“; provided, further, that notwithstanding anything to the contrary contained herein or in any other Loan Document (including, without limitation, the preceding proviso of this definition and Section 11.14 hereof), the Louisville Purchase shall, for all purposes of this Agreement, be deemed to be an Acquisition.”

(b) Section 10.1 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 10.1. Maximum Leverage Ratio. As of any fiscal quarter end permit the ratio of (a) Funded Debt on such date to (b) EBITDA for the four (4) consecutive fiscal quarter period ending on or immediately prior to such date (such ratio, the “Leverage Ratio”) to be greater than the corresponding ratio set forth below:

Period	Maximum Ratio

Closing Date to and including October 2, 2011	2.25 to 1.00

October 3, 2011 to and including July 8, 2012	2.50 to 1.00

Thereafter	2.25 to 1.00

3. Effectiveness. This Amendment shall become effective on the date when the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (a) counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent and (b) payment of all fees, costs and expenses set forth in Section 7 of this Amendment (including, without limitation, an Amendment Fee (as defined below) for the account of each Lender party hereto).

4. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties. The Borrower and each Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

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6. Acknowledgement and Reaffirmation. By their execution hereof, the Borrower and each Guarantor hereby expressly (a) consents to this Amendment and (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which the Borrower or such Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein).

7. Costs, Expenses and Taxes. The Borrower agrees to pay (a) in accordance with Section 14.2 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities, (b) to each Consenting Lender who delivers an executed counterpart to this Amendment to the Administrative Agent (or its counsel) prior to 12:00 p.m. (Eastern) on February 15, 2012, an amendment fee (the “Amendment Fee”) in an amount equal to 0.10% times the sum of the (i) Revolving Credit Commitment of such Lender and (ii) outstanding principal amount of the Term Loans owing to such Lender and (c) to Wells Fargo Securities, such other fees and expenses as agreed to by the Borrower and Wells Fargo Securities.

8. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.

10. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

11. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:

JACK IN THE BOX INC., as Borrower

By:	/S/ PAUL D. MELANCON

Name:	Paul D. Melancon

Title:	Vice President, Finance, Controller and Treasurer

GUARANTORS:

JBX GENERAL PARTNER LLC, as Guarantor

By:	Jack in the Box Inc., as sole member

By:	/S/ PAUL D. MELANCON

Name:	Paul D. Melancon

Title:	Vice President, Finance, Controller and Treasurer

JBX LIMITED PARTNER LLC, as Guarantor

By:	Jack in the Box Inc., as sole member

By:	/S/ PAUL D. MELANCON

Name:	Paul D. Melancon

Title:	Vice President, Finance, Controller and Treasurer

JACK IN THE BOX EASTERN DIVISION L.P., as Guarantor

By:	JBX General Partner LLC, as general partner

	By:	Jack in the Box Inc. as sole member

By:	/S/ PAUL D. MELANCON

Name:	Paul D. Melancon

Title:	Vice President, Finance, Controller and Treasurer

Jack in the Box Inc.

First Amendment (2012)

Signature Page

QDOBA RESTAURANT CORPORATION, as Guarantor

By:	/S/ JERRY P. REBEL

Name:	Jerry P. Rebel

Title:	Chief Financial Officer

Jack in the Box Inc.

First Amendment (2012)

Signature Page

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/S/ STEPHEN LEON

Name:	Stephen Leon

Title:	Managing Director

BADGERLAND FINANCIAL, FLCA, as Lender

By:	/S/ LARRY COULTHARD

Name:	Larry Couthard

Title:	Vice President, Capital Markets

BANK OF AMERICA, N.A., as Lender

By:	/S/ WILLIAM M. BULGER, JR.

Name:	William M. Bulger, Jr.

Title:	Vice President

BANK OF THE WEST, as Lender

By:	/S/ JASON ANTRIM

Name:	Jason Antrim

Title:	Vice President

CITY NATIONAL BANK, as Lender

By:	/S/ JEANINE A. SMITH

Name:	Jeanine A. Smith

Title:	Vice President

Jack in the Box Inc.

First Amendment (2012)

Signature Page

COMERICA BANK, as Lender

By:	/S/ DON R. CARRUTH

Name:	Don R. Carruth

Title:	Vice President

CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

By:	/S/ BRIAN O’LEARY

Name:	Brian O’Leary

Title:	Managing Director

By:	/S/ ANTHONY ROCK

Name:	Anthony Rock

Title:	Managing Director

FIFTH THIRD BANK, as Lender

By:	/S/ GARY S. LOSEY

Name:	Gary S. Losey

Title:	Vice President, Corporate Banking

1st FARM CRDIT SERVICES, PCA, as Lender

By:	/S/ COREY J. WALDINGER

Name:	Corey J. Waldinger

Title:	Vice President, Capital Markets

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Lender

By:	/S/ MATTHEW A. WAGES

Name:	Matthew A. Wages

Title:	Vice President

Jack in the Box Inc.

First Amendment (2012)

Signature Page

HSBC BANK USA NATIONAL ASSOCIATION, as Lender

By:	/S/ JEAN FRAMMOLINO

Name:	Jean Frammolino

Title:	Vice President

MANUFACTURERS BANK, as Lender

By:	/S/ SANDY LEE

Name:	Sandy Lee

Title:	Vice President

MORGAN STANLEY BANK, N. A., as Lender

By:	/S/ CHRISTOPHER WINTHROP

Name:	Christopher Winthrop

Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/S/ CHRISTOPHER WINTHROP

Name:	Christopher Winthrop

Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/S/ JOHN BERRY

Name:	John Berry

Title:	Vice President

Jack in the Box Inc.

First Amendment (2012)

Signature Page

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as Lender

By:	/S/ STEVEN CASHIOLA

Name:	Steven Cashiola

Title: Vice President

By:	/S/ BRETT DELFINO

Name:	Brett Delfino

Title:	Executive Director

RAYMOND JAMES BANK, N.A., as Lender

By:	/S/ JOSEPH A. CICCOLINI

Name:	Joseph A. Ciccolini

Title:	Vice President, Senior Corporate Banker

STATE BANK OF INDIA, as Lender

By:	/S/ VIJAYALAKSHMI MUDDU

Name:	Vijayalakshmi Muddu

Title:	Vice President & Hear (Syndications)

UNION BANK, N.A., as Lender

By:	/S/ GLENN FORTIN

Name:	Glenn Fortin

Title:	Vice President

Jack in the Box Inc.

First Amendment (2012)

Signature Page